UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: July 31, 2016
Date of reporting period: July 31, 2016

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis FUNDS

Davis New York Venture Fund

July 31, 2016

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund's website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund's website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund's website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Fund's website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

September 9, 2016

DAVIS NEW YORK VENTURE FUND	Management's Discussion of Fund Performance

Performance Overview
Davis New York Venture Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended July 31, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 0.60%, versus a 5.61% return for the S&P 500®. Only one sector1 within the S&P 500® reported negative performance, Financials (down 3%). The second- and third-weakest performing sectors were Health Care (up less than 1%) and Energy (up 2%). The sectors within the S&P 500® that reported the strongest performance were Telecommunication Services (up 26%), Utilities (up 23%), and Consumer Staples (up 12%).

Detractors from Performance
The Fund's holdings in the Financials sector were the most significant detractor from performance2, both on an absolute basis and when compared to the S&P 500®. The Fund's Financial holdings were down about 8%, compared to down 3% for the S&P 500® sector. The Fund suffered from a significant overweight position (31%, versus 17% for the S&P 500®) in the weakest performing sector of the period. Wells Fargo3 (down 15%) and American Express (down 14%), the second- and fourth-largest Fund holdings at the start of the period, respectively, were both leading detractors. Standard Chartered (down 46%) was also a lead detractor.

Returns from holdings in the Health Care sector hindered performance. The Fund's Health Care holdings were down about 29%, compared to up less than 1% for the S&P 500® sector. Valeant Pharmaceuticals (down 91%) was the Fund's overall top detractor, while Express Scripts (down 16%) was also a weak performer.

Another detractor from performance came from the Fund's Materials holdings, which were down about 9%, compared to up 8% for the S&P 500® sector. OCI N.V. (down 55%) and LafargeHolcim (down 26%) were leading detractors.

Additional detractors included Liberty Global (down 28%) from the Consumer Discretionary sector and Cabot Oil & Gas (down 5%) and Ultra Petroleum (down 97%), both from the Energy sector. The Fund no longer owns Ultra Petroleum.

The Fund had approximately 12% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings significantly underperformed its domestic holdings (down 27%, versus up 6%).

Contributors to Performance
The Fund's holdings in the Information Technology sector made the most significant contribution to performance, both on an absolute basis and when compared to the S&P 500®. The Fund's Information Technology holdings were up about 36%, compared to up 10% for the S&P 500® sector. ASAC II L.P. (up 66%); Alphabet (up 22%, including both Class A and Class C shares), the Fund's largest holding at the end of the period; and Texas Instruments (up 43%) were key contributors. ASAC II L.P. is an investment vehicle whose underlying assets were primarily shares of the video game publisher Activision Blizzard. During the period, ASAC II L.P. distributed all Activision shares that the Fund was entitled to as a limited partner; the Fund has since sold all of those Activision shares.

Returns from holdings in the Consumer Discretionary sector helped performance. The Fund's Consumer Discretionary holdings were up about 10%, compared to up 4% for the S&P 500® sector. Amazon (up 42%), the Fund's second-largest holding at the end of the period, was the Fund's overall top contributor, while Didi Chuxing (up 42%) was also a strong performer.

Another contributor to performance came from the Fund's Industrials holdings, which were up about 8%, compared to up 10% for the S&P 500® sector. United Technologies (up 10%) and Tyco International (up 34%) were key contributors.

Additional contributors included Monsanto (up 13%) from the Materials sector, Apache (up 20%) from the Energy sector, and UnitedHealth Group (up 20%) from the Health Care sector.

Davis New York Venture Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2016, unless otherwise noted.
[1]	The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on July 31, 2006

Average Annual Total Return for periods ended July 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	0.60%	10.30%	5.41%	11.59%	02/17/69	0.89%	0.89%
Class A - with sales charge	(4.18)%	9.23%	4.89%	11.47%	02/17/69	0.89%	0.89%
Class B†, **	(3.73)%	9.05%	4.76%	9.55%	12/01/94	1.85%	1.85%
Class C**	(1.03)%	9.45%	4.59%	8.90%	12/20/94	1.66%	1.66%
Class R	0.26%	9.97%	5.07%	7.13%	08/20/03	1.18%	1.18%
Class Y	0.82%	10.57%	5.68%	8.37%	10/02/96	0.63%	0.63%
S&P 500® Index***	5.61%	13.38%	7.75%	9.93%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis New York Venture Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge.
***Inception return is from February 17, 1969.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 07/31/16 Net Assets)		(% of 07/31/16 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	85.49%	Diversified Financials	16.87%	4.69%
Common Stock (Foreign)	9.84%	Retailing	14.17%	5.68%
Preferred Stock (Foreign)	1.88%	Information Technology	13.86%	20.59%
Short-Term Investments	0.97%	Energy	11.97%	6.95%
Other Assets & Liabilities	1.82%	Banks	11.55%	5.25%
	100.00%	Materials	9.66%	2.92%
		Capital Goods	6.84%	7.13%
		Health Care	5.55%	15.15%
		Insurance	2.67%	2.58%
		Automobiles & Components	2.09%	0.88%
		Media	2.00%	2.66%
		Other	1.52%	15.55%
		Commercial & Professional Services	1.25%	0.73%
		Food, Beverage & Tobacco	–	5.79%
		Utilities	–	3.45%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 07/31/16 Net Assets)

Alphabet Inc.*	Software & Services	7.30%
Amazon.com, Inc.	Retailing	6.71%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	5.01%
Wells Fargo & Co.	Banks	4.80%
JPMorgan Chase & Co.	Banks	4.72%
United Technologies Corp.	Capital Goods	3.97%
Apache Corp.	Energy	3.94%
Bank of New York Mellon Corp.	Capital Markets	3.38%
American Express Co.	Consumer Finance	3.18%
CarMax, Inc.	Retailing	3.14%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2016

New Positions Added (08/01/15-07/31/16)
(Highlighted positions are those greater than 2.00% of the Fund's 07/31/16 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 07/31/16 Net Assets
Apache Corp.	Energy	10/13/15	3.94%
EQT Corp.	Energy	06/10/16	1.00%
Facebook Inc., Class A	Software & Services	11/16/15	1.34%
HP Inc.	Technology Hardware & Equipment	02/24/16	0.06%
Johnson Controls, Inc.	Automobiles & Components	09/11/15	2.03%
Monsanto Co.	Materials	08/26/15	2.91%
Safran S.A.	Capital Goods	05/19/16	1.60%
Tyco International PLC	Commercial & Professional Services	01/29/16	1.21%

Positions Closed (08/01/15-07/31/16)
(Gains and losses greater than $100,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Activision Blizzard, Inc.	Software & Services	07/29/16	$481,831,724
California Resources Corp.	Energy	03/29/16	(232,502)
Compagnie Financiere Richemont S.A.,
Unit A	Consumer Durables & Apparel	02/05/16	(14,318,082)
Diageo PLC	Food, Beverage & Tobacco	02/22/16	74,631,001
EOG Resources, Inc.	Energy	03/07/16	59,451,535
Heineken Holding N.V.	Food, Beverage & Tobacco	05/17/16	100,049,163
Kuehne + Nagel International AG	Transportation	03/01/16	114,750,886
Laboratory Corp. of America Holdings	Health Care Equipment & Services	04/21/16	61,022,339
Las Vegas Sands Corp.	Consumer Services	05/27/16	(166,294,994)
Precision Castparts Corp.	Capital Goods	08/13/15	20,534,570
Qihoo 360 Technology Co. Ltd.,
Class A, ADR	Software & Services	03/08/16	8,292,248
Schneider Electric SE	Capital Goods	02/01/16	(35,442,229)
Ultra Petroleum Corp.	Energy	02/19/16	(262,003,717)

DAVIS NEW YORK VENTURE FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS NEW YORK VENTURE FUND	Expense Example – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(02/01/16)	(07/31/16)	(02/01/16-07/31/16)
Class A (annualized expense ratio 0.90%**)
Actual	$1,000.00	$1,132.63	$4.77
Hypothetical	$1,000.00	$1,020.39	$4.52
Class B (annualized expense ratio 1.87%**)
Actual	$1,000.00	$1,127.06	$9.89
Hypothetical	$1,000.00	$1,015.56	$9.37
Class C (annualized expense ratio 1.67%**)
Actual	$1,000.00	$1,128.26	$8.84
Hypothetical	$1,000.00	$1,016.56	$8.37
Class R (annualized expense ratio 1.18%**)
Actual	$1,000.00	$1,130.54	$6.25
Hypothetical	$1,000.00	$1,019.00	$5.92
Class Y (annualized expense ratio 0.63%**)
Actual	$1,000.00	$1,133.53	$3.34
Hypothetical	$1,000.00	$1,021.73	$3.17

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2016

	Shares	Value (Note 1)
COMMON STOCK – (95.33%)
CONSUMER DISCRETIONARY – (16.32%)
Automobiles & Components – (2.03%)
Johnson Controls, Inc.	5,350,975	$245,716,772
Consumer Durables & Apparel – (0.45%)
Hunter Douglas N.V. (Netherlands)	1,086,380	54,291,429
Media – (1.94%)
Liberty Global PLC, LiLAC Class C *	1,108,241	38,788,435
Liberty Global PLC, Series C *	6,317,236	195,518,454
		234,306,889
Retailing – (11.90%)
Advance Auto Parts, Inc.	334,354	56,793,370
Amazon.com, Inc. *	1,068,506	810,793,038
CarMax, Inc. *	6,505,710	379,022,665
Liberty Interactive Corp., Liberty Ventures, Series A *	787,259	29,687,537
Liberty Interactive Corp., QVC Group, Series A *	1,387,968	37,211,422
Liberty TripAdvisor Holdings Inc., Series A *	451,686	10,691,408
Priceline Group Inc. *	83,104	112,257,714
		1,436,457,154
	Total Consumer Discretionary	1,970,772,244
CONSUMER STAPLES – (0.94%)
Food & Staples Retailing – (0.94%)
Costco Wholesale Corp.	680,834	113,849,061
	Total Consumer Staples	113,849,061
ENERGY – (11.64%)
Apache Corp.	9,061,151	475,710,427
Cabot Oil & Gas Corp.	8,111,652	200,114,455
Encana Corp. (Canada)	36,486,760	293,718,418
EQT Corp.	1,653,500	120,474,010
Occidental Petroleum Corp.	4,220,575	315,403,570
	Total Energy	1,405,420,880
FINANCIALS – (30.22%)
Banks – (11.23%)
Citizens Financial Group Inc.	5,295,010	118,237,573
JPMorgan Chase & Co.	8,916,504	570,388,761
Standard Chartered PLC (United Kingdom)	11,003,987	88,049,255
Wells Fargo & Co.	12,082,912	579,617,289
		1,356,292,878
Diversified Financials – (16.40%)
Capital Markets – (5.04%)
Bank of New York Mellon Corp.	10,356,047	408,028,252
Charles Schwab Corp.	7,032,607	199,866,691
		607,894,943
Consumer Finance – (4.26%)
American Express Co.	5,953,111	383,737,535
Capital One Financial Corp.	1,949,489	130,771,722
		514,509,257
Diversified Financial Services – (7.10%)
Berkshire Hathaway Inc., Class A *	2,800	604,800,000
Moody's Corp.	714,028	75,694,108

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2016

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (Continued)
Visa Inc., Class A	2,270,386	$177,203,627
		857,697,735
		1,980,101,935
Insurance – (2.59%)
Multi-line Insurance – (0.93%)
Fairfax Financial Holdings Ltd. (Canada)	24,447	13,204,069
Loews Corp.	2,388,169	98,703,025
		111,907,094
Property & Casualty Insurance – (1.66%)
Chubb Ltd.	1,042,660	130,603,592
Markel Corp. *	74,436	70,621,155
		201,224,747
		313,131,841
	Total Financials	3,649,526,654
HEALTH CARE – (5.39%)
Health Care Equipment & Services – (4.81%)
Express Scripts Holding Co. *	2,787,737	212,063,154
Quest Diagnostics Inc.	1,634,530	141,158,011
UnitedHealth Group Inc.	1,586,642	227,207,134
		580,428,299
Pharmaceuticals, Biotechnology & Life Sciences – (0.58%)
Valeant Pharmaceuticals International, Inc. (Canada)*	3,164,173	70,561,058
	Total Health Care	650,989,357
INDUSTRIALS – (7.94%)
Capital Goods – (6.64%)
Orascom Construction Ltd. (United Arab Emirates)*	3,201,257	15,334,021
PACCAR Inc.	1,941,966	114,517,735
Safran S.A. (France)	2,849,500	193,693,136
United Technologies Corp.	4,448,320	478,861,648
		802,406,540
Commercial & Professional Services – (1.21%)
Tyco International PLC	3,207,624	146,171,426
Transportation – (0.09%)
Wesco Aircraft Holdings, Inc. *	829,651	10,661,015
	Total Industrials	959,238,981
INFORMATION TECHNOLOGY – (13.48%)
Semiconductors & Semiconductor Equipment – (2.37%)
Texas Instruments Inc.	4,100,200	285,988,950
Software & Services – (11.05%)
Alphabet Inc., Class A *	423,677	335,272,557
Alphabet Inc., Class C *	710,307	546,076,919
ASAC II L.P. *(a)	4,156,451	3,828,092
CommerceHub, Inc., Series A *	78,725	1,110,022
CommerceHub, Inc., Series C *	157,451	2,204,314
Facebook Inc., Class A *	1,308,967	162,233,370
Microsoft Corp.	2,488,208	141,031,629

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2016

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (Continued)
Oracle Corp.	2,794,903	$114,702,819
SouFun Holdings Ltd., Class A, ADR (China)*	5,343,049	27,356,411
		1,333,816,133
Technology Hardware & Equipment – (0.06%)
HP Inc.	525,544	7,362,872
	Total Information Technology	1,627,167,955
MATERIALS – (9.40%)
Ecolab Inc.	1,131,457	133,941,880
LafargeHolcim Ltd. (Switzerland)	7,056,595	336,398,753
Monsanto Co.	3,293,813	351,680,414
OCI N.V. (Netherlands)*	6,226,016	95,083,010
Praxair, Inc.	1,865,720	217,431,009
	Total Materials	1,134,535,066
TOTAL COMMON STOCK – (Identified cost $7,852,433,961)		11,511,500,198
PREFERRED STOCK – (1.88%)
CONSUMER DISCRETIONARY – (1.88%)
Retailing – (1.88%)
Didi Chuxing Joint Co., Series A (China)*(a)	5,938,103	226,996,457
TOTAL PREFERRED STOCK – (Identified cost $180,256,967)		226,996,457
SHORT-TERM INVESTMENTS – (0.97%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.40%, 08/01/16, dated 07/29/16, repurchase value of $26,855,895 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.50%, 08/01/16-08/15/45, total market value $27,392,100)	$26,855,000	26,855,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.35%, 08/01/16, dated 07/29/16, repurchase value of $16,262,474 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.625%-2.75%, 11/30/17-01/15/18, total market value $16,587,240)	16,262,000	16,262,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.35%, 08/01/16, dated 07/29/16, repurchase value of $26,855,783 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.085%-4.50%, 12/01/42-06/01/46, total market value $27,392,100)	26,855,000	26,855,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.42%, 08/01/16, dated 07/29/16, repurchase value of $46,997,645 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-3.24%, 08/16/16-07/01/46, total market value $47,935,920)	46,996,000	46,996,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $116,968,000)		116,968,000

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2016

	Total Investments – (98.18%) – (Identified cost $8,149,658,928) – (b)	$11,855,464,655
	Other Assets Less Liabilities – (1.82%)	219,532,835
	Net Assets – (100.00%)	$12,074,997,490

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $8,164,306,188. At July 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$4,584,014,314
	Unrealized depreciation	(892,855,847)
	Net unrealized appreciation	$3,691,158,467

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2016

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$11,855,464,655
Cash	320
Receivables:
Capital stock sold	5,118,528
Dividends and interest	16,393,237
Investment securities sold	246,016,742
Prepaid expenses	82,743
Total assets	12,123,076,225
LIABILITIES:
Payables:
Capital stock redeemed	35,937,663
Accrued distribution and service plan fees	3,657,021
Accrued investment advisory fee	5,367,687
Other accrued expenses	3,116,364
Total liabilities	48,078,735
NET ASSETS	$12,074,997,490
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$20,468,095
Additional paid-in capital	7,902,098,541
Undistributed net investment income	7,215,814
Accumulated net realized gains from investments	439,543,840
Net unrealized appreciation on investments and foreign currency transactions	3,705,671,200
Net Assets	$12,074,997,490

*Including:
Cost of investments	$8,149,658,928

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2016

CLASS A SHARES:
Net assets	$6,520,110,943
Shares outstanding	218,241,800
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$29.88
Maximum offering price per share (100/95.25 of $29.88)†	$31.37
CLASS B SHARES:
Net assets	$48,951,559
Shares outstanding	1,816,041
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$26.96
CLASS C SHARES:
Net assets	$2,462,616,754
Shares outstanding	89,236,166
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$27.60
CLASS R SHARES:
Net assets	$210,255,121
Shares outstanding	7,012,573
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$29.98
CLASS Y SHARES:
Net assets	$2,833,063,113
Shares outstanding	93,055,321
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$30.44

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2016

INVESTMENT INCOME:
Income:
Dividends*		$188,332,332
Interest		375,118
Net securities lending fees		267,538
Total income		188,974,988
Expenses:
Investment advisory fees (Note 3)	$68,320,307
Custodian fees	1,794,964
Transfer agent fees:
Class A	7,561,145
Class B	189,179
Class C	2,928,127
Class R	282,683
Class Y	2,502,431
Audit fees	96,938
Legal fees	199,351
Accounting fees (Note 3)	432,913
Reports to shareholders	997,327
Directors' fees and expenses	454,688
Registration and filing fees	165,036
Miscellaneous	505,505
Distribution and service plan fees (Note 3):
Class A	16,713,753
Class B	610,317
Class C	26,165,038
Class R	1,115,507
Total expenses		131,035,209
Net investment income		57,939,779
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		2,392,915,209
Foreign currency transactions		(320,771)
Net realized gain		2,392,594,438
Net decrease in unrealized appreciation		(2,606,087,087)
Net realized and unrealized loss on investments and foreign currency transactions		(213,492,649)
Net decrease in net assets resulting from operations		$(155,552,870)

*Net of foreign taxes withheld as follows		$2,074,522

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2016	2015
OPERATIONS:
Net investment income	$57,939,779	$56,693,115
Net realized gain from investments and foreign currency transactions	2,392,594,438	3,939,209,953
Net decrease in unrealized appreciation on investments and foreign currency transactions	(2,606,087,087)	(2,327,015,612)
Net increase (decrease) in net assets resulting from operations	(155,552,870)	1,668,887,456
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(31,964,788)	(39,959,266)
Class R	(356,257)	(375,977)
Class Y	(22,121,085)	(30,734,884)
Realized gains from investment transactions:
Class A	(1,098,180,242)	(1,846,445,358)
Class B	(10,152,662)	(20,415,105)
Class C	(436,779,692)	(637,820,126)
Class R	(34,704,120)	(52,766,201)
Class Y	(486,449,208)	(897,640,187)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(1,274,135,267)	(1,115,162,689)
Class B	(19,178,290)	(39,164,299)
Class C	(118,296,172)	142,731,762
Class R	(9,742,874)	(23,160,746)
Class Y	(560,815,469)	(700,207,802)
Total decrease in net assets	(4,258,428,996)	(3,592,233,422)
NET ASSETS:
Beginning of year	16,333,426,486	19,925,659,908
End of year*	$12,074,997,490	$16,333,426,486

*Including undistributed net investment income of	$7,215,814	$4,844,577

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, identifies as a significant event occurring before the Fund's assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions. The Fund may price partnerships by calculating the liquidation value of the investment using the discounted value of residual cash in the vehicle.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

The following is a summary of the inputs used as of July 31, 2016 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer Discretionary	$1,970,772,244	$–	$226,996,457	$2,197,768,701
Consumer Staples	113,849,061	–	–	113,849,061
Energy	1,405,420,880	–	–	1,405,420,880
Financials	3,649,526,654	–	–	3,649,526,654
Health Care	650,989,357	–	–	650,989,357
Industrials	959,238,981	–	–	959,238,981
Information Technology	1,623,339,863	–	3,828,092	1,627,167,955
Materials	1,134,535,066	–	–	1,134,535,066
Short-term securities	–	116,968,000	–	116,968,000
Total Investments	$11,507,672,106	$116,968,000	$230,824,549	$11,855,464,655

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2016.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended July 31, 2016:

Investment Securities:
Beginning balance	$553,286,379
Cost of purchases	61,455,309
Proceeds from sales	(242,843,549)
Change in unrealized appreciation (depreciation)	(141,073,590)
Ending balance	$230,824,549

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at July 31, 2016 and included in the change in net assets for the period	$(141,073,590)

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	July 31, 2016	Technique	Input	Amount
Common Stock	$3,828,092	Present Value Calculation	Annualized Yield	2.08%
Preferred Stock	226,996,457	Market Approach	Transaction Price	$38.2271
	$230,824,549

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund's investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2016, no provision for income tax is required in the Fund's financial statements related to these tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - (Continued)

Under current tax regulations, capital losses on security transactions realized after October 31 ("Post-October" Losses) may be deferred and treated as occurring on the first business day of the following year. At July 31, 2016, the Fund had short-term Post-October losses in the amount of $32,458,358.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, partnership income, in-kind redemptions, and equalization accounting for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2016, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,126,412, a decrease in accumulated net realized gains from investments and foreign currency transactions of $495,635,338, and an increase in additional paid-in capital of $496,761,750. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31 was as follows:

	2016	2015
Ordinary income	$134,020,078	$117,434,971
Long-term capital gain	1,986,687,976	3,408,722,133
Total	$2,120,708,054	$3,526,157,104

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$7,774,924
Undistributed long-term capital gain	486,649,455
Net unrealized appreciation on investments	3,691,023,940
Total	$4,185,448,319

Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2016 were $3,258,301,779 and $7,549,305,003, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the year ended July 31, 2016 approximated 0.52% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2016 amounted to $1,013,060. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2016 amounted to $432,913.

Distribution and Service Plan Fees - The Fund has adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, Class C, and Class R shares. Under the 12b-1 Plans, the Fund reimburses Davis Distributors, LLC ("Distributor"), the Fund's Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. The Fund pays the Distributor 12b-1 fees on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. ("FINRA"), which currently is 1.00%. The Fund pays the 12b-1 fees on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA (1.00%). The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution fees and 0.25% may be used to pay service fees.

	Year ended July 31, 2016
	Class A	Class B	Class C	Class R
Distribution fees	$–	$461,200	$19,623,778	$557,754
Service fees	16,713,753	149,117	6,541,260	557,753

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - (Continued)

Class B and Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Fund, of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Fund are re-allowed to qualified selling dealers.

Year ended July 31, 2016
Class A Commissions		Commission advances by the Distributor on the sale of		CDSCs received by the Distributor from
Retained	Re-allowed to
by Distributor	investment dealers	Class B	Class C	Class B	Class C
$277,807	$1,515,500	$160,394	$669,923	$94,453	$71,414

NOTE 4 - CAPITAL STOCK

At July 31, 2016, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.225 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2016
	Sold	Reinvestment of Distributions	Redeemed		Net Decrease

Shares: Class A	10,802,305	35,171,041	(84,737,583)	*	(38,764,237)
Class B	167,505	346,353	(1,177,445)		(663,587)
Class C	3,966,372	14,974,658	(22,450,644)		(3,509,614)
Class R	1,147,614	1,158,764	(2,587,292)		(280,914)
Class Y	16,933,354	15,758,495	(50,083,390)		(17,391,541)
Value: Class A	$333,326,215	$1,057,419,186	$(2,664,880,668)	*	$(1,274,135,267)
Class B	4,779,639	9,487,504	(33,445,433)		(19,178,290)
Class C	112,108,759	417,800,677	(648,205,608)		(118,296,172)
Class R	35,390,713	34,947,822	(80,081,409)		(9,742,874)
Class Y	527,675,056	482,699,035	(1,571,189,560)		(560,815,469)

	Year ended July 31, 2015
	Sold	Reinvestment of Distributions	Redeemed		Net Increase (Decrease)

Shares: Class A	10,559,639	50,162,927	(85,279,449)	*	(24,556,883)
Class B	166,404	583,276	(1,810,105)		(1,060,425)
Class C	3,086,807	18,299,229	(16,111,083)		5,274,953
Class R	948,241	1,496,026	(2,953,253)		(508,986)
Class Y	28,408,969	24,679,242	(71,322,138)	*	(18,233,927)
Value: Class A	$400,788,980	$1,774,359,428	$(3,290,311,097)	*	$(1,115,162,689)
Class B	5,866,737	19,180,916	(64,211,952)		(39,164,299)
Class C	110,583,230	608,985,175	(576,836,643)		142,731,762
Class R	36,064,305	53,075,292	(112,300,343)		(23,160,746)
Class Y	1,134,579,922	888,283,992	(2,723,071,716)	*	(700,207,802)

* Includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2016.

NOTE 6 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2016, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $230,824,549 or 1.91% of the Fund's net assets as of July 31, 2016. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of July 31, 2016
ASAC II L.P.	10/10/13	4,156,451	$1.00	$0.9210

Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	5,938,103	30.3560	38.2271

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Fund's prospectus, the Fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from realized gain (loss) to paid-in capital.

During the year ended July 31, 2016, the Fund's Class A shareholders (including related parties) redeemed 24,310,716 shares in exchange for portfolio securities valued at $785,232,424. The Fund realized a gain of $336,183,948.

During the year ended July 31, 2015, the Fund's Class A shareholders (including related parties) redeemed 8,872,450 shares in exchange for portfolio securities valued at $343,192,278 and Class Y shareholders redeemed 5,413,430 shares in exchange for portfolio securities valued at $197,590,200. The Fund realized a gain of $176,579,054 and $97,278,537, respectively.

DAVIS NEW YORK VENTURE FUND	Federal Income Tax Information (Unaudited)

In early 2017, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2016. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2016 with their 2016 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2016, the Fund paid long-term capital gain distributions in the amount of $1,986,687,976. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result, the Fund designated long-term capital gain distributions in the amount of $2,147,265,778.

During the fiscal year 2016, $134,020,078 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $134,020,078 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2016, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $134,020,078 or 100% as qualified dividend income.

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2016	$35.06	$0.17	$(0.15)	$0.02
Year ended July 31, 2015	$39.35	$0.15	$3.33	$3.48
Year ended July 31, 2014	$39.18	$0.22	$5.22	$5.44
Year ended July 31, 2013	$34.89	$0.43	$8.76	$9.19
Year ended July 31, 2012	$34.57	$0.30	$0.22	$0.52
Davis New York Venture Fund Class B:
Year ended July 31, 2016	$32.30	$(0.12)	$(0.17)	$(0.29)
Year ended July 31, 2015	$36.94	$(0.18)	$3.08	$2.90
Year ended July 31, 2014	$37.21	$(0.15)	$4.95	$4.80
Year ended July 31, 2013	$33.22	$0.08	$8.34	$8.42
Year ended July 31, 2012	$33.01	$(0.01)	$0.22	$0.21
Davis New York Venture Fund Class C:
Year ended July 31, 2016	$32.88	$(0.07)	$(0.16)	$(0.23)
Year ended July 31, 2015	$37.44	$(0.15)	$3.15	$3.00
Year ended July 31, 2014	$37.61	$(0.09)	$4.99	$4.90
Year ended July 31, 2013	$33.53	$0.12	$8.44	$8.56
Year ended July 31, 2012	$33.28	$0.03	$0.22	$0.25
Davis New York Venture Fund Class R:
Year ended July 31, 2016	$35.17	$0.08	$(0.17)	$(0.09)
Year ended July 31, 2015	$39.45	$0.03	$3.35	$3.38
Year ended July 31, 2014	$39.28	$0.10	$5.23	$5.33
Year ended July 31, 2013	$34.91	$0.30	$8.80	$9.10
Year ended July 31, 2012	$34.57	$0.20	$0.22	$0.42
Davis New York Venture Fund Class Y:
Year ended July 31, 2016	$35.63	$0.25	$(0.16)	$0.09
Year ended July 31, 2015	$39.88	$0.25	$3.37	$3.62
Year ended July 31, 2014	$39.63	$0.32	$5.30	$5.62
Year ended July 31, 2013	$35.29	$0.52	$8.87	$9.39
Year ended July 31, 2012	$34.98	$0.39	$0.21	$0.60

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.15)	$(5.05)	$–	$(5.20)	$29.88	0.60%	$6,520	0.89%	0.89%	0.53%	25%
$(0.17)	$(7.60)	$–	$(7.77)	$35.06	9.76%	$9,012	0.86%	0.86%	0.39%	23%
$(0.20)	$(5.07)	$–	$(5.27)	$39.35	13.92%	$11,080	0.86%	0.86%	0.55%	20%
$(0.61)	$(4.29)	$–	$(4.90)	$39.18	27.84%	$11,297	0.88%	0.88%	1.14%	7%
$(0.20)	$–	$–	$(0.20)	$34.89	1.54%	$12,016	0.90%	0.90%	0.89%	11%

$–	$(5.05)	$–	$(5.05)	$26.96	(0.39)%	$49	1.85%	1.85%	(0.43)%	25%
$–	$(7.54)	$–	$(7.54)	$32.30	8.72%	$80	1.80%	1.80%	(0.55)%	23%
$–	$(5.07)	$–	$(5.07)	$36.94	12.90%	$131	1.79%	1.79%	(0.38)%	20%
$(0.14)	$(4.29)	$–	$(4.43)	$37.21	26.64%	$205	1.81%	1.81%	0.21%	7%
$–	$–	$–	$–	$33.22	0.64%	$290	1.82%	1.82%	(0.03)%	11%

$–	$(5.05)	$–	$(5.05)	$27.60	(0.19)%	$2,463	1.66%	1.66%	(0.24)%	25%
$–	$(7.56)	$–	$(7.56)	$32.88	8.91%	$3,050	1.64%	1.64%	(0.39)%	23%
$–	$(5.07)	$–	$(5.07)	$37.44	13.03%	$3,275	1.64%	1.64%	(0.23)%	20%
$(0.19)	$(4.29)	$–	$(4.48)	$37.61	26.85%	$3,188	1.67%	1.67%	0.35%	7%
$–	$–	$–	$–	$33.53	0.75%	$2,985	1.68%	1.68%	0.11%	11%

$(0.05)	$(5.05)	$–	$(5.10)	$29.98	0.26%	$210	1.18%	1.18%	0.24%	25%
$(0.06)	$(7.60)	$–	$(7.66)	$35.17	9.45%	$257	1.16%	1.16%	0.09%	23%
$(0.09)	$(5.07)	$–	$(5.16)	$39.45	13.58%	$308	1.16%	1.16%	0.25%	20%
$(0.44)	$(4.29)	$–	$(4.73)	$39.28	27.45%	$335	1.18%	1.18%	0.84%	7%
$(0.08)	$–	$–	$(0.08)	$34.91	1.24%	$462	1.20%	1.20%	0.59%	11%

$(0.23)	$(5.05)	$–	$(5.28)	$30.44	0.82%	$2,833	0.63%	0.63%	0.79%	25%
$(0.27)	$(7.60)	$–	$(7.87)	$35.63	10.02%	$3,935	0.62%	0.62%	0.63%	23%
$(0.30)	$(5.07)	$–	$(5.37)	$39.88	14.23%	$5,131	0.62%	0.62%	0.79%	20%
$(0.76)	$(4.29)	$–	$(5.05)	$39.63	28.14%	$5,206	0.64%	0.64%	1.38%	7%
$(0.29)	$–	$–	$(0.29)	$35.29	1.79%	$5,691	0.64%	0.64%	1.15%	11%

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.) including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 21, 2016

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2016. As part of this process, Davis Advisors provided the Independent Directors with material, including recent investment performance data, that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information that they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (i) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (ii) focus on tax efficiency; (iii) record of generally producing satisfactory after-tax results over longer-term periods; (iv) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (v) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (i) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (ii) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (iii) the fee schedules and breakpoints of the Fund, including an assessment of competitive fee schedules and breakpoints, if applicable.

The Independent Directors reviewed (i) the management fee schedule for the Fund; (ii) profitability of the Fund to Davis Advisors; (iii) the extent to which economies of scale might be realized if the Fund's net assets increase; and (iv) whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Davis Funds and Davis Advisors' other lines of business.

The Independent Directors noted that Davis New York Venture Fund Class A shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, and ten-year time periods, but outperformed the S&P 500® since its inception on February 17, 1969, all periods ended February 29, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds ("Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe average and Lipper Index over the one- and three-year time periods, but underperformed both over the two-, four-, five-, and ten-year time periods, all periods ended December 31, 2015.

The Independent Directors also reviewed the Fund's performance versus the S&P 500® and the Performance Universe when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 29 out of 42 rolling five-year time periods and outperformed the Performance Universe average in 33 out of 42 rolling five-year time periods, all periods ended December 31 for each year from 1974 through 2015. The Fund outperformed the S&P 500® in 33 out of 37 rolling ten-year time periods and outperformed the Performance Universe average in 32 out of 36 rolling ten-year time periods, while matching performance for one rolling ten-year time period in 2012, all periods ended December 31 for each year from 1979 through 2015.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors considered Davis New York Venture Fund's Class A shares management fee and total expense ratio. The management fee and total expense ratio were reasonable and below the average and median of its peer group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Director, DCT Industrial Trust (REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	Co-CEO, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable One Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

DAVIS NEW YORK VENTURE FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee of Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund's website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund's website at www.davisfunds.com.

Davis Funds

Davis Research Fund

Portfolio of Davis New York Venture Fund, Inc.

July 31, 2016

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS RESEARCH FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC's website at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-279-0279 and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS RESEARCH FUND	Management's Discussion of Fund Performance

Performance Overview
Davis Research Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended July 31, 2016 (the "period"). The Fund delivered a total return of negative 0.22%, versus a 5.61% return for the S&P 500®. Only one sector1 within the S&P 500® reported negative performance, Financials (down 3%). The second- and third-weakest performing sectors were Health Care (up less than 1%) and Energy (up 2%). The sectors within the S&P 500® that reported the strongest performance were Telecommunication Services (up 26%), Utilities (up 23%), and Consumer Staples (up 12%). The Fund had 40% of net assets in Cash and Equivalents at the end of the period.

Detractors from Performance
The Fund's holdings in the Health Care sector were the most significant detractor from performance2 on an absolute basis. The Fund's Health Care holdings were down about 44%, compared to up less than 1% for the S&P 500® sector. Valeant Pharmaceuticals3 (down 91%) was the Fund's overall top detractor, while Express Scripts (down 16%) was also a weak performer.

Returns from holdings in the Consumer Discretionary sector hindered performance due to stock selection. Liberty Global (down 22%), Las Vegas Sands (down 8%), Party City (down 48%), Tiffany & Co. (down 33%), and JD.com (down 34%) were leading detractors. The Fund no longer owns Liberty Global, Las Vegas Sands, Party City, or Tiffany & Co.

Additional detractors included Standard Chartered (down 57%) from the Financials sector, MasterCard (down 3%) from the Information Technology sector, and LafargeHolcim (down 26%) from the Materials sector. The Fund no longer owns Standard Chartered or MasterCard.

The Fund's high cash position in a rising market led to it being the biggest detractor from performance when compared to the S&P 500®.

The Fund had approximately 13% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings significantly underperformed its domestic holdings (down 26%, versus up 14%).

Contributors to Performance
The Fund's holdings in the Information Technology sector made the most significant contribution to performance, both on an absolute basis and when compared to the S&P 500®. The Fund's Information Technology holdings were up about 26%, compared to up 10% for the S&P 500® sector. Texas Instruments (up 43%), the Fund's largest holding, was the overall top contributor for the period. Applied Materials (up 55%), Microsoft (up 25%), SAP (up 23%), Hewlett Packard Enterprise (up 47%), and Intel (up 24%) were also strong performers.

Returns from holdings in the Industrials sector helped performance. The Fund's Industrial holdings were up about 14%, compared to up 10% for the S&P 500® sector. Eaton (up 22%) and Precision Castparts (up 21%) were key contributors. The Fund no longer owns Precision Castparts.

Another contributor to performance, when compared to the S&P 500®, came from the Fund's Financial holdings, which were down less than 1%, compared to down 3% for the S&P 500® sector.

Additional contributors included the Fund's second-largest holding, Amazon (up 42%), from the Consumer Discretionary sector and Monsanto (up 13%) from the Materials sector.

Davis Research Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, focused portfolio risk, headline risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.
Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2016, unless otherwise noted.
[1]	The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on July 31, 2006

Average Annual Total Return for periods ended July 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund's Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(0.22)%	10.58%	5.82%	6.65%	0.70%	0.65%
Class A - with sales charge	(4.96)%	9.51%	5.31%	6.29%	0.70%	0.65%
S&P 500® Index	5.61%	13.38%	7.75%	7.13%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis Research Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 07/31/16 Net Assets)		(% of 07/31/16 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	46.37%	Information Technology	32.18%	20.59%
Common Stock (Foreign)	13.25%	Materials	13.65%	2.92%
Short-Term Investments	40.37%	Diversified Financials	11.00%	4.69%
Other Assets & Liabilities	0.01%	Retailing	10.01%	5.68%
	100.00%	Capital Goods	9.27%	7.13%
		Banks	6.99%	5.25%
		Health Care	6.41%	15.15%
		Insurance	4.29%	2.58%
		Consumer Durables & Apparel	1.61%	1.44%
		Food, Beverage & Tobacco	1.43%	5.79%
		Media	1.32%	2.66%
		Automobiles & Components	0.85%	0.88%
		Commercial & Professional Services	0.73%	0.73%
		Other	0.26%	24.51%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 07/31/16 Net Assets)

Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.86%
Amazon.com, Inc.	Retailing	3.20%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	3.05%
Berkshire Hathaway Inc.*	Diversified Financial Services	2.87%
Monsanto Co.	Materials	2.80%
SAP SE, ADR	Software & Services	2.58%
Loews Corp.	Multi-line Insurance	2.56%
Microsoft Corp.	Software & Services	2.38%
LafargeHolcim Ltd.	Materials	2.24%
Eaton Corp. PLC	Capital Goods	2.22%

* Berkshire Hathaway Inc. holding includes Class A and Class B.

New Positions Added (08/01/15-07/31/16)
(Highlighted positions are those greater than 0.95% of the Fund's 07/31/16 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 07/31/16 Net Assets
American Express Co.	Consumer Finance	01/26/16	0.97%
Capital One Financial Corp.	Consumer Finance	06/17/16	0.59%
Eaton Corp. PLC	Capital Goods	12/08/15	2.22%
Facebook Inc., Class A	Software & Services	03/17/16	–
Johnson Controls, Inc.	Automobiles & Components	09/11/15	0.51%
Lam Research Corp.	Semiconductors & Semiconductor
	Equipment	03/23/16	0.87%
Micron Technology, Inc.	Semiconductors & Semiconductor
	Equipment	03/23/16	0.98%
Monsanto Co.	Materials	08/26/15	2.80%
Naspers Ltd. - N	Media	12/15/15	0.78%
PACCAR Inc.	Capital Goods	02/25/16	–
Party City Holdco Inc.	Retailing	08/14/15	–
Safran S.A.	Capital Goods	05/19/16	0.40%
Tyco International PLC	Commercial & Professional Services	01/29/16	0.43%
Xilinx, Inc.	Semiconductors & Semiconductor
	Equipment	03/23/16	0.90%

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2016

Positions Closed (08/01/15-07/31/16)
(Gains and losses greater than $150,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Agilent Technologies, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	05/12/16	$160,876
Allergan PLC	Pharmaceuticals, Biotechnology &
	Life Sciences	01/14/16	(2,619)
Apple Inc.	Technology Hardware & Equipment	02/16/16	102,424
Boardwalk Pipeline Partners, L.P.	Energy	06/06/16	92,825
Brookfield Asset Management Inc., Class A	Capital Markets	02/16/16	143,479
Cable One, Inc.	Media	02/22/16	8,277
Cemex S.A.B. de C.V., ADR	Materials	03/31/16	(14,107)
Chubb Ltd.	Property & Casualty Insurance	02/16/16	225,185
Colgate-Palmolive Co.	Household & Personal Products	04/08/16	320,151
Diagnosticos da America S.A.	Health Care Equipment & Services	02/01/16	(154,686)
Everest Re Group, Ltd.	Reinsurance	02/16/16	400,566
Experian PLC	Commercial & Professional Services	03/30/16	(20,308)
Facebook Inc., Class A	Software & Services	04/08/16	712
Fairfax Financial Holdings Ltd.	Multi-line Insurance	02/16/16	139,901
First Solar, Inc.	Semiconductors & Semiconductor
	Equipment	02/22/16	61,277
Franklin Resources, Inc.	Capital Markets	02/16/16	(123,710)
Goldman Sachs Group, Inc.	Capital Markets	02/16/16	79,443
Halliburton Co.	Energy	12/08/15	(13,993)
Laboratory Corp. of America Holdings	Health Care Equipment & Services	04/21/16	160,023
Las Vegas Sands Corp.	Consumer Services	04/08/16	(299,336)
Liberty Global PLC, LiLAC Class C	Media	02/16/16	1,008
Liberty Global PLC, Series C	Media	04/08/16	20,631
Liberty Interactive Corp., Liberty Ventures,
Series A	Retailing	04/08/16	(98,216)
Lowe's Cos, Inc.	Retailing	02/03/16	55,301
MasterCard, Inc., Class A	Software & Services	04/08/16	574,876
NIKE, Inc., Class B	Consumer Durables & Apparel	04/08/16	428,021
PACCAR Inc.	Capital Goods	04/08/16	7,160
Party City Holdco Inc.	Retailing	02/22/16	(163,709)
Precision Castparts Corp.	Capital Goods	02/01/16	98,048
Priceline Group Inc.	Retailing	03/17/16	(37,340)
Progressive Corp.	Property & Casualty Insurance	02/16/16	102,608
Qihoo 360 Technology Co. Ltd.,
Class A, ADR	Software & Services	03/24/16	47,859
Republic Services, Inc.	Commercial & Professional Services	01/26/16	212,443
Rockwell Automation, Inc.	Capital Goods	02/16/16	(32,162)
salesforce.com, inc.	Software & Services	02/16/16	125,208
Sherwin-Williams Co.	Materials	04/08/16	594,222
Standard Chartered PLC	Banks	02/17/16	(394,595)
Textron Inc.	Capital Goods	11/19/15	116,808
Tiffany & Co.	Retailing	02/16/16	(4,595)
Time Warner Cable Inc.	Media	04/08/16	491,081
TJX Cos, Inc.	Retailing	03/17/16	187,336
Twenty-First Century Fox, Inc., Class B	Media	08/14/15	(34,947)
Visa Inc., Class A	Diversified Financial Services	02/16/16	179,349
W. R. Berkley Corp.	Property & Casualty Insurance	02/16/16	130,739
W.W. Grainger, Inc.	Capital Goods	02/16/16	(29,867)

5

DAVIS RESEARCH FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/16)	(07/31/16)	(02/01/16-07/31/16)

Class A
Actual	$1,000.00	$1,086.61	$3.16
Hypothetical	$1,000.00	$1,021.83	$3.07

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class's annualized operating expense ratio (0.61%)**, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2016

	Shares	Value (Note 1)
COMMON STOCK – (59.62%)
CONSUMER DISCRETIONARY – (8.22%)
Automobiles & Components – (0.51%)
Johnson Controls, Inc.	4,940	$226,845
Consumer Durables & Apparel – (0.96%)
Newell Brands, Inc.	8,193	429,805
Media – (0.78%)
Naspers Ltd. - N (South Africa)	2,240	351,748
Retailing – (5.97%)
Advance Auto Parts, Inc.	2,110	358,405
Amazon.com, Inc. *	1,889	1,433,392
JD.com Inc., Class A, ADR (China)*	21,970	475,650
Vipshop Holdings Ltd., Class A, ADR (China)*	28,620	407,263
		2,674,710
	Total Consumer Discretionary	3,683,108
CONSUMER STAPLES – (0.85%)
Food, Beverage & Tobacco – (0.85%)
Nestle S.A. (Switzerland)	4,765	382,006
	Total Consumer Staples	382,006
ENERGY – (0.15%)
Transocean Ltd.	6,255	68,742
	Total Energy	68,742
FINANCIALS – (13.29%)
Banks – (4.17%)
Citizens Financial Group Inc.	14,280	318,872
JPMorgan Chase & Co.	12,670	810,500
U.S. Bancorp	17,545	739,873
		1,869,245
Diversified Financials – (6.56%)
Capital Markets – (2.13%)
Bank of New York Mellon Corp.	24,250	955,450
Consumer Finance – (1.56%)
American Express Co.	6,750	435,105
Capital One Financial Corp.	3,950	264,966
		700,071
Diversified Financial Services – (2.87%)
Berkshire Hathaway Inc., Class A *	4	864,000
Berkshire Hathaway Inc., Class B *	2,915	420,547
		1,284,547
		2,940,068
Insurance – (2.56%)
Multi-line Insurance – (2.56%)
Loews Corp.	27,770	1,147,734
	Total Financials	5,957,047
HEALTH CARE – (3.82%)
Health Care Equipment & Services – (1.83%)
Express Scripts Holding Co. *	1,800	136,926
Quest Diagnostics Inc.	2,610	225,400
UnitedHealth Group Inc.	3,210	459,672
		821,998

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2016

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (1.99%)
Valeant Pharmaceuticals International, Inc. (Canada)*	40,030	$892,669
	Total Health Care	1,714,667
INDUSTRIALS – (5.96%)
Capital Goods – (5.53%)
Brenntag AG (Germany)	8,975	445,612
Eaton Corp. PLC	15,660	993,001
Safran S.A. (France)	2,620	178,093
Schneider Electric SE (France)	6,515	426,246
United Technologies Corp.	4,030	433,830
		2,476,782
Commercial & Professional Services – (0.43%)
Tyco International PLC	4,260	194,128
	Total Industrials	2,670,910
INFORMATION TECHNOLOGY – (19.19%)
Semiconductors & Semiconductor Equipment – (10.79%)
Applied Materials, Inc.	51,990	1,366,817
Intel Corp.	14,380	501,287
Lam Research Corp.	4,355	390,948
Micron Technology, Inc. *	32,055	440,436
Texas Instruments Inc.	24,820	1,731,195
Xilinx, Inc.	7,920	404,554
		4,835,237
Software & Services – (6.77%)
Baidu, Inc., Class A, ADR (China)*	1,375	219,450
Microsoft Corp.	18,840	1,067,851
Oracle Corp.	14,415	591,592
SAP SE, ADR (Germany)	13,240	1,157,043
		3,035,936
Technology Hardware & Equipment – (1.63%)
Hewlett Packard Enterprise Co.	20,830	437,847
HP Inc.	20,830	291,828
		729,675
	Total Information Technology	8,600,848
MATERIALS – (8.14%)
Ecolab Inc.	3,975	470,561
LafargeHolcim Ltd. (Switzerland)	21,083	1,005,059
Monsanto Co.	11,765	1,256,149
Praxair, Inc.	7,865	916,587
	Total Materials	3,648,356
TOTAL COMMON STOCK – (Identified cost $22,400,568)		26,725,684

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2016

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (40.37%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.40%, 08/01/16, dated 07/29/16, repurchase value of $4,154,138 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.50%, 08/01/16-08/15/45, total market value $4,237,080)	$4,154,000	$4,154,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.35%, 08/01/16, dated 07/29/16, repurchase value of $2,516,073 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.625%-2.75%, 11/30/17-01/15/18, total market value $2,566,320)	2,516,000	2,516,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.35%, 08/01/16, dated 07/29/16, repurchase value of $4,154,121 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.365%-4.50%, 08/01/25-03/01/46, total market value $4,237,080)	4,154,000	4,154,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.42%, 08/01/16, dated 07/29/16, repurchase value of $7,270,254 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.214%-6.00%, 02/01/17-05/01/46, total market value $7,415,400)	7,270,000	7,270,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $18,094,000)	18,094,000
	Total Investments – (99.99%) – (Identified cost $40,494,568) – (a)		44,819,684
	Other Assets Less Liabilities – (0.01%)		6,100
		Net Assets – (100.00%)	$44,825,784

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $40,495,181. At July 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$6,214,714
	Unrealized depreciation		(1,890,211)
		Net unrealized appreciation	$4,324,503

See Notes to Financial Statements

9

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2016

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$44,819,684
Cash	1,384
Receivables:
Dividends and interest	38,267
Prepaid expenses	124
Due from Custodian (Note 3)	26,759
Total assets	44,886,218
LIABILITIES:
Accrued audit fees	18,918
Accrued custodian fees	10,500
Accrued investment advisory fee	21,146
Other accrued expenses	9,870
Total liabilities	60,434
NET ASSETS	$44,825,784
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$117,517
Additional paid-in capital	36,973,246
Undistributed net investment income	146,144
Accumulated net realized gains from investments	3,264,096
Net unrealized appreciation on investments and foreign currency transactions	4,324,781
Net Assets	$44,825,784
CLASS A SHARES:
Net assets	$44,825,784
Shares outstanding	2,350,333
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$19.07
Maximum offering price per share (100/95.25 of $19.07)†	$20.02

*Including:
Cost of Investments	$40,494,568
Cost and market value of repurchase agreements (if greater than 10% of net assets)	18,094,000

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2016

INVESTMENT INCOME:
Income:
Dividends*		$599,470
Interest		37,534
Total income		637,004
Expenses:
Investment advisory fees (Note 3)	$267,592
Custodian fees	29,023
Transfer agent fees	1,010
Audit fees	18,918
Legal fees	174
Accounting fees (Note 3)	1,989
Directors' fees and expenses	4,759
Registration and filing fees	7,994
Miscellaneous	10,834
Total expenses		342,293
Reimbursement of expenses by Custodian (Note 3)		(24,966)
Net expenses		317,327
Net investment income		319,677
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		5,348,982
Foreign currency transactions		(183)
Net realized gain		5,348,799
Net decrease in unrealized appreciation		(6,754,293)
Net realized and unrealized loss on investments and foreign currency transactions		(1,405,494)
Net decrease in net assets resulting from operations		$(1,085,817)

*Net of foreign taxes withheld as follows		$7,350

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2016	2015
OPERATIONS:
Net investment income	$319,677	$328,998
Net realized gain from investments and foreign currency transactions	5,348,799	3,630,323
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(6,754,293)	920,802
Net increase (decrease) in net assets resulting from operations	(1,085,817)	4,880,123
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(334,364)	(385,212)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4)	(9,656,929)	5,288,241
Total increase (decrease) in net assets	(11,077,110)	9,783,152
NET ASSETS:
Beginning of year	55,902,894	46,119,742
End of year*	$44,825,784	$55,902,894

*Including undistributed net investment income of	$146,144	$192,454

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. Prior to January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C. The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, identifies as a significant event occurring before the Fund's assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

13

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2016 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer Discretionary	$3,683,108	$–	$–	$3,683,108
Consumer Staples	382,006	–	–	382,006
Energy	68,742	–	–	68,742
Financials	5,957,047	–	–	5,957,047
Health Care	1,714,667	–	–	1,714,667
Industrials	2,670,910	–	–	2,670,910
Information Technology	8,600,848	–	–	8,600,848
Materials	3,648,356	–	–	3,648,356
Short-term securities	–	18,094,000	–	18,094,000
Total Investments	$26,725,684	$18,094,000	$–	$44,819,684

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2016.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2016, no provision for income tax is required in the Fund's financial statements related to these tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

During the year ended July 31, 2016, the Fund utilized $2,126,000 in capital loss carryforwards and thus did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, partnership income, Directors' deferred compensation payments, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2016, amounts have been reclassified to reflect a decrease in undistributed net investment income and a corresponding increase in accumulated net realized gains from investments and foreign currency transactions of $31,623. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31 was as follows:

	2016	2015
Ordinary income	$334,364	$385,212

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$147,141
Undistributed long-term capital gain	3,264,714
Net unrealized appreciation on investments	4,324,167
Total	$7,736,022

Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2016 were $10,395,131 and $30,427,165, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

As of July 31, 2016, one related shareholder's investment in the Fund represents 98% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2016 amounted to $224. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2016 amounted to $1,989.

Custodian Fees - State Street Bank will be reimbursing the Fund in August 2016 for certain out of pocket expenses that were erroneously billed from 1998-2015. This reimbursement, including interest, amounts to $26,759.

Distribution and Service Plan Fee - The Fund has adopted a Distribution Plan ("12b-1 Plan") for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC ("Distributor"), the Fund's Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2016.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2016.

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2016

NOTE 4 - CAPITAL STOCK

At July 31, 2016, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2016
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares: Class A	833	17,993	(575,338)	(556,512)
Value: Class A	$15,240	$333,057	$(10,005,226)	$(9,656,929)

	Year ended July 31, 2015
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	269,294	20,943	(5,330)	284,907
Value: Class A	$5,006,066	$384,507	$(102,332)	$5,288,241

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2016.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In early 2017, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2016. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2016 with their 2016 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2016, $334,364 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $334,364 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2016, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $334,364 or 100% as qualified dividend income.

17

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
	Year ended July 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.23	$17.59	$15.37	$12.37	$12.12
Income (Loss) from Investment Operations:
Net Investment Income	0.12	0.11	0.16	0.22	0.17
Net Realized and Unrealized Gains (Losses)	(0.16)	1.67	2.23	3.00	0.18
Total from Investment Operations	(0.04)	1.78	2.39	3.22	0.35
Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.14)	(0.17)	(0.22)	(0.10)
Total Dividends and Distributions	(0.12)	(0.14)	(0.17)	(0.22)	(0.10)
Net Asset Value, End of Period	$19.07	$19.23	$17.59	$15.37	$12.37
Total Return[a]	(0.22)%	10.17%	15.62%	26.36%	2.95%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,826	$55,903	$46,120	$39,914	$31,635
Ratio of Expenses to Average Net Assets:
Gross	0.70%	0.68%	0.70%	0.71%	0.78%
Net[b]	0.65%	0.68%	0.70%	0.71%	0.78%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.64%	0.96%	1.61%	1.43%
Portfolio Turnover Rate[c]	29%	27%	27%	45%	28%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

18

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.) including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 21, 2016

19

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2016. As part of this process, Davis Advisors provided the Independent Directors with material, including recent investment performance data, that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information that they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

20

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (i) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (ii) focus on tax efficiency; (iii) record of generally producing satisfactory after-tax results over longer-term periods; (iv) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (v) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (i) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (ii) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (iii) the fee schedule of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed (i) the fixed management fee for the Fund; (ii) profitability of the Fund to Davis Advisors; (iii) the extent to which economies of scale might be realized if the Fund's net assets increase; and (iv) whether the fixed fee schedule reflected those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense.

The Independent Directors noted that Class A shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any other state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Independent Directors also noted that Davis Selected Advisers, L.P. was the beneficial owner of 98.7% of all outstanding shares as of November 2015.

The Independent Directors noted that Davis Research Fund Class A shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, and ten-year time periods, as well as since its inception on October 31, 2001, all periods ended February 29, 2016.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds ("Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe average and Lipper Index over the four-, five-, and ten-year time periods, but outperformed both over the one-, two-, and three-year time periods, all periods ended December 31, 2015.

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors also reviewed the Fund's performance versus the S&P 500® and the Performance Universe when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 3 out of 10 rolling five-year time periods and outperformed the Performance Universe average in 4 out of 10 rolling five-year time periods, all periods ended December 31 for each year from 2006 through 2015. The Fund outperformed the S&P 500® in 1 out of 5 rolling ten-year time periods and outperformed the Performance Universe average in 3 out of 5 rolling ten-year time periods, all periods ended December 31 for each year from 2011 through 2015.

The Independent Directors considered the management fee and total expense ratio for the Fund. The management fee and total expense ratio were reasonable and below the average and median of its peer group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

22

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

23

DAVIS RESEARCH FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Director, DCT Industrial Trust (REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	Co-CEO, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable One Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

24

DAVIS RESEARCH FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee of Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

25

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2016 and July 31, 2015 were $115,856 and $118,320, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends July 31, 2016 and July 31, 2015 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2016 and July 31, 2015 were $17,230 and $16,584, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2016 and July 31, 2015 were $2,820 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2016 and July 31, 2015.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 21, 2016

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 21, 2016